Exhibit 99.1

Contact: Evan Bertrand Investor Relations +1-972-595-5180 investorrelations@sftp.com

Six Flags Announces Private Offering of $850 Million of Senior Secured Notes

ARLINGTON, Texas - (April 16, 2024) - Six Flags Entertainment Corporation (NYSE: SIX) (the “Company,” “Six Flags,” “we,” “us” or “our”), the world’s largest regional theme park company and the largest operator of water parks in North America, today announced that the Company and its wholly-owned subsidiary, Six Flags Theme Parks, Inc. (“SFTP”), intend to offer, as co-issuers, subject to market conditions and other factors, up to $850 million aggregate principal amount of Senior Secured Notes due 2032 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act.

As previously announced, on November 2, 2023, the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement” and the merger transactions contemplated thereby, the “Mergers”), by and among the Company, Cedar Fair, L.P. (“Cedar Fair”), CopperSteel HoldCo, Inc. (“HoldCo”) and CopperSteel Merger Sub, LLC. Pursuant to the Merger Agreement, Cedar Fair and Six Flags will each merge with and into HoldCo, with HoldCo continuing as the surviving entity.

The Company intends to apply the net proceeds from the Notes offering towards (i) the principal amounts outstanding under its existing term loan facility and revolving credit facility and (ii) a portion of the outstanding 7.000% Senior Secured Notes due July 1, 2025 issued by SFTP. The remainder of the net proceeds from the Notes offering are expected to be used (together with other sources of cash) for general corporate purposes, including but not limited to working capital, operating expenses, capital expenditures, debt service requirements, the payment of the special dividend in connection with the Mergers, and the payment of fees and expenses related to the Mergers.

Prior to the consummation of the Mergers, or in the event the Mergers are not consummated, Six Flags and SFTP will be the co-issuers of the Notes. Following the consummation of the Mergers (if the Mergers are consummated), HoldCo will assume the obligations of Six Flags in its capacity as a co-issuer under the Notes and the related indenture, and will thereafter become a co-issuer of the Notes. In addition, if the Mergers are consummated, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC (collectively, the “Cedar Fair Co-Issuers”), each of which is a subsidiary of Cedar Fair, will become a co-issuer of the Notes. As a result, if the Mergers are consummated, each of SFTP, HoldCo and the Cedar Fair Co-Issuers (together, the “Co-Issuers”) will be co-issuers of the Notes.

Prior to the consummation of the Mergers, or in the event the Mergers are not consummated, the Notes will be guaranteed on a senior secured basis by each of Six Flags’ current and future wholly-owned domestic restricted subsidiaries (other than SFTP, which will be a co-issuer of the Notes) that guarantee Six Flags’ senior secured credit agreement or the existing senior notes issued by Six Flags or SFTP (the “Six Flags Subsidiary Guarantors”), subject to certain exceptions. Following the consummation of the Mergers (if the Mergers are consummated), the Six Flags Subsidiary Guarantors, each entity that was a wholly-owned subsidiary of Cedar Fair immediately prior to the consummation of the Mergers (other than the Cedar Fair Co-Issuers) that guarantees indebtedness under Cedar Fair’s new revolving credit facility (the “Cedar Fair Subsidiary Guarantors”), and any other direct and indirect restricted subsidiaries of HoldCo that guarantee indebtedness under the new senior secured credit facilities to be entered into by HoldCo (together with the Six Flags Subsidiary Guarantors and the Cedar Fair Subsidiary Guarantors, collectively, the “Guarantors”). The Notes and the related guarantees will be secured by a first priority security interest in substantially all of the assets of Six Flags, SFTP and the Six Flags Subsidiary Guarantors, subject to certain exceptions, prior to the consummation of the Mergers. Following the consummation of the Mergers, the Notes and the related guarantees will be secured by a first priority security interest in substantially all of the assets of the Co-Issuers and the Guarantors, subject to certain exceptions.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

About Six Flags Entertainment Corporation

Six Flags Entertainment Corporation is the world’s largest regional theme park company with 27 parks across the United States, Mexico and Canada. For 63 years, Six Flags has entertained hundreds of millions of guests with world-class coasters, themed rides, thrilling water parks and unique attractions. Six Flags is committed to creating an inclusive environment that fully embraces the diversity of our team members and guests.

Cautionary Information Regarding Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include all statements that are not historical facts and can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “may,” “should,” “could” and variations of such words or similar expressions. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include (i) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, (ii) the risk that the proposed Mergers disrupt current plans and operations of the Company and the effect of the announcement or pendency of the Mergers on the business relationships, operating results and business generally of the Company, (iii) our expectations regarding the timing, costs, benefits and results of our strategic plan, (iv) the impact of macro-economic conditions, including inflation on consumer spending, (v) our ability to implement our capital plans in a timely and cost effective manner, and our expectations regarding the anticipated costs, benefits and results of such capital plans, (vi) the extent to which having parks in diverse geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of, and cost and timing of compliance with, newly enacted laws and regulations, (viii) our ability to obtain additional financing and the increased cost of capital due to rising interest rates, (ix) our expectations regarding the effect of certain accounting pronouncements, (x) our expectations regarding the cost or outcome of any litigation or other disputes, (xi) our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits, and (xii) our expectations regarding uncertain tax positions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are, by their nature, subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. A more complete discussion of these factors and other risks applicable to our business is contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2024. While we believe that the expectations reflected in such forward-looking statements are reasonable, we make no assurance that such expectations will be realized and actual results could vary materially. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation, except as required by applicable law, to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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